SCOTTISH RE GROUP LIMITED
                     2004 EQUITY INCENTIVE COMPENSATION PLAN

                          Notice of Stock Option Grant

     You (the "Optionee") have been granted the following option to purchase ordinary shares of Scottish Re Group Limited, a Cayman Islands company (the "Company"), par value $0.01 per ordinary share ("Share"), pursuant to the Scottish Re Group Limited 2004 Equity Incentive Compensation Plan (the "Plan"):

  ------------------------------------- ------------------------------------------------------
  Name of Optionee:
  ------------------------------------- ------------------------------------------------------
  Total Number of Shares Subject to
  Option:
  ------------------------------------- ------------------------------------------------------
  Type of Option:                       Nonqualified Stock Option
  ------------------------------------- ------------------------------------------------------
  Option Price Per Share (i.e.,         $                     [Note: 110% of MVPS required
  exercise price):                      under the Plan for 1st 250,000 Plan options and any
                                        others granted before May 5, 2005]
  ------------------------------------- ------------------------------------------------------
  Date of Grant:
  ------------------------------------- ------------------------------------------------------
  Vesting Schedule:                     Subject to earlier vesting pursuant to the terms of
                                        the Plan and the attached Nonqualified Stock Option
                                        Agreement, the right to exercise this option shall
                                        vest as follows:

                                        o   1/3 on the first anniversary of the Date of
                                            Grant;
                                        o   1/3 on the second anniversary of the Date of
                                            Grant; and
                                        o   1/3 on the third anniversary of the Date of
                                            Grant.

  ------------------------------------- ------------------------------------------------------
  Expiration Date:                      10th Anniversary of Date of Grant

                                        The option may be subject to earlier expiration as
                                        set forth in Plan, the Award Grant Guidelines and
                                        the attached Agreement.
  ------------------------------------- ------------------------------------------------------


By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Plan, the Award Grant Guidelines and the Nonqualified Stock Option Agreement, all of which are attached to and made a part of this document.

  Optionee:                                  Scottish Re Group Limited:

  __________________________________         By:_______________________________

  Date:_____________________________         Title:_____________________________

                                             Date:_____________________________


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                            SCOTTISH RE GROUP LIMITED
                     2004 EQUITY INCENTIVE COMPENSATION PLAN

                       Nonqualified Stock Option Agreement

          SECTION 1. GRANT OF OPTION.

               (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant (the "Notice") and this Nonqualified Stock Option Agreement (the "Agreement"), the Company grants to the Optionee on the Date of Grant the option (the "Option") to purchase at the Option Price the number of Shares set forth in the Notice of Stock Option Grant. The Option is intended to be a Nonqualified Stock Option and is intended to not provide for the deferral of compensation under Section 409A of the Internal Revenue Code.

               (b) Plan and Defined Terms. The Option is granted pursuant to the Plan and the Award Grant Guidelines, copies of which the Optionee acknowledges having received. All terms, provisions, and conditions applicable to the Option set forth in the Plan and the Award Grant Guidelines and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. To the extent any provision hereof is inconsistent with a provision of the Award Grant Guidelines, the provisions of this Agreement shall govern. All capitalized terms that are used in the Notice of Stock Option Grant or this Agreement and not otherwise defined therein or herein shall have the meanings ascribed to them in the Plan and the Award Grant Guidelines.

          SECTION 2. RIGHT TO EXERCISE.

               The Option may be exercised, in whole or in part, prior to expiration to the extent it is vested. The Option shall be exercised by written notice to the Company, specifying the number of shares the Optionee desires to purchase, together with provision for payment of the Option Price. Subject to such limitations as the Committee may impose (including prohibition of one more of the following payment methods), payment of the Option Price may be made by
(a) check payable to the order of the Company , (b) by tendering to Shares in accordance with Section 8 of the Award Grant Guidelines , (c) by broker-assisted exercise in accordance with Section 9 of the Award Grant Guidelines, (d) by such other method as may be then permitted by the Committee, or (e) by a combination of such methods.

               As a further condition precedent to the exercise of the Option, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Shares and in connection therewith shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

          SECTION 3. OTHER PRINCIPAL TERMS OF THE OPTION.

               (a) Vesting, Forfeiture and Expiration. The vesting, forfeiture and expiration of the Option shall be governed by the Notice and Section 4(c)(i) and 4(d)(i) and other applicable provisions of the Award Grant Guidelines.

               (b) Non-Transferability. The Option shall not be transferable except by will or the laws of descent and distribution or as specifically permitted by the Committee pursuant to Section 11 of the Plan and Section 4(e) of the Award Grant Guidelines.


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


          SECTION 4. MISCELLANEOUS PROVISIONS.

               (a) Tax Withholding. The Company may make such provisions as are necessary for the withholding of all applicable taxes on the Option, in accordance with Section 10 of the Plan and Section 7 of the Award Grant Guidelines.

               (b) Rights as a Stockholder. Neither the Optionee nor the Optionee's transferee or representative shall have any rights as a stockholder with respect to any Shares subject to this Option until the Option has been exercised and Share certificates have been issued to the Optionee, transferee or representative, as the case may be. Both the exercise of the Option hereunder and the subsequent sale of any Shares shall be subject to all applicable securities laws and Company policies, including but not limited to insider trading policies and blackout periods. The Optionee acknowledges receipt of that Prospectus for the Plan.

               (c) Ratification of Actions. By accepting this Agreement, the Optionee and each person claiming under or through the Optionee shall be conclusively deemed to have indicated the Optionee's acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and Notice of Stock Option Grant by the Company, the Board, or the Committee.

               (d) Notice. Any notice in writing to be served hereunder shall be given personally to the Optionee or to the Chief Executive Officer of the Company (as the case may be) or shall be couriered or posted by registered mail to the Company (for the attention of its Chief Executive Officer) at its principal executive office or to the Optionee at the address that he or she most recently provided in writing to the Company. Any such notice sent by post shall be deemed served three days after it is posted and in proving such service it shall be sufficient to prove that the notice was properly addressed and put in the post or couriered.

               (e) No Employment Contract. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment with the Company and its Subsidiaries, nor limit or affect in any manner the right of a Subsidiary to terminate the employment or adjust the compensation of the Optionee.

               (f) Compliance with Law. The Company shall make reasonable efforts to comply with all applicable securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

               (g) Relation to Other Benefits. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by any member of the Group and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

               (h) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

               (i) Choice of Law. This Agreement and the Notice of Stock Option Grant shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such jurisdiction, without giving effect to the principles of conflicts of laws thereof.

               (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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


               (k) Modification or Amendment. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 9 of the Plan may be made without such written agreement.

               (l) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.


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